                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     CHAMPION COMMUNICATION SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

   --------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   ---------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:

   ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
                              ------------------------------------------------
    2) Form, Schedule or Registration No.
                                         -------------------------------------
    3) Filing party:
                    ----------------------------------------------------------
    4) Date filed:
                  ------------------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                     CHAMPION COMMUNICATION SERVICES, INC.

                     CHAMPION COMMUNICATION SERVICES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1999


To the Shareholders of Champion Communication Services, Inc.:

         Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Champion Communication Services, Inc. (the "Company") will be held on May 12, 1999, at 11:00 a.m. Daylight Savings Time, at the offices of the Company, located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, for the purpose of considering and acting upon the following matters:

          (1) To elect four directors to hold office in accordance with the Company's Bylaws;

          (2) To ratify the appointment of BDO Seidman, LLP as the Company's independent accountants and auditors for the 1999 fiscal year; and

          (3) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.

         The record date for the meeting has been established to be March 31, 1999. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at, the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting. Shareholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities.

         Even if you plan to attend the annual meeting, you are still requested to sign, date and return the accompanying proxy in the enclosed self-addressed, stamped envelope. If you attend, you may vote in person if you wish, even though you have sent in your proxy.

                                       By Order of the Board of Directors



                                       -----------------------------------------
                                       Mary F. Garner, Secretary

April 16, 1999

                     CHAMPION COMMUNICATION SERVICES, INC.
                        1610 WOODSTEAD COURT, SUITE 330
                           THE WOODLANDS, TEXAS 77380


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS



SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished by the Board of Directors of Champion Communication Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company for use at the Annual Meeting of Shareholders to be held at 11:00 a.m. Daylight Savings Time on Wednesday, May 12, 1999 (the "Meeting") at the offices of the Company, located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, and at any adjournment thereof. When properly executed proxies in the accompanying form are received, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted for the election of the directors and the appointed auditors, as set forth in the Notice of Annual meeting attached to this Proxy Statement.

         Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the Meeting, it is the intention of the persons named in the attached form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

         Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy.

         In addition to soliciting proxies by mail, officers and regular employees of the Company may solicit the return of proxies personally or by telephone. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of stock.

         The Company will bear the cost of preparing, printing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement, the enclosed form of proxy and any additional material, as well as the cost of forwarding solicitation material to and soliciting proxies from the beneficial owners of stock.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about April 16, 1999.

VOTING SECURITIES

         In order for any business to be conducted at the meeting, holders of more than 50% of the shares entitled to vote must be represented at the meeting, either in person or by proxy.

         If you are the beneficial owner of shares held in "street name" by a broker, the broker as the record holder of the shares is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (those shares are treated as "broker non-votes"). Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote. Shares represented by a proxy marked "abstain" on any matter will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

         The record date for determining shareholders entitled to notice of and to vote at the Meeting is the close of business on March 31, 1999. On that date there were 6,119,712 issued and outstanding shares of the Company's $.01 par value Common Stock ("Common Stock"), held of record by 138 persons. The Common Stock is the Company's only class of voting securities outstanding. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Meeting. The Company's Articles of Incorporation do not permit cumulative voting.

ADDITIONAL INFORMATION

         The Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-KSB, without exhibits but including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this proxy statement is delivered a copy of any and all information that has been incorporated herein by reference. Shareholders should address such requests to Mary F. Garner, Secretary, 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

ELECTION OF DIRECTORS

         The Company's Bylaws provide that the affairs of the Company shall be conducted by a Board of Directors composed of not less than one member and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The Board in its discretion and in accordance with such authority has fixed its size at four members. Each director shall hold office until the next annual meeting of shareholders and until his successor is elected. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

         The persons whose names are set forth as proxies in the enclosed form of proxy will vote all shares over which they have control "FOR" the election of the Board of Directors' nominees unless otherwise directed. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should arise prior to the Meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment. The affirmative vote of a plurality of holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present is required to elect each director nominee.

NOMINEES FOR ELECTION AS DIRECTORS

         ALBERT F. RICHMOND has served as Chairman of the Board, Chief Executive Officer and a director of the Company since September 29, 1994. From May 1986 to February 1996, he was Chairman of the Board of Olympic Natural Gas Company, and from 1981 to 1986, he served as Chief Financial Officer and a director of American Oil and Gas Corporation. Mr. Richmond received a Bachelor of Business Administration degree from Texas Christian University in 1965.

         DAVID A. TERMAN has been President of the Company since November 1, 1994 and a director since September 29, 1994. Mr. Terman was employed by Motorola from 1970 to 1994 where he held several management positions, including positions in direct sales, indirect distribution and network services operations, all of which are directly related to the wireless radio communications industry. Mr. Terman received his Bachelor of Science degree in Aviation Management from Auburn University in 1968.

         PETER F. DICKS has been a director of the Company since October 24, 1994. He has also served as a director of Standard Microsystems Corporation, a publicly-traded company, since June 1992. Mr. Dicks serves as director for several companies in the United Kingdom, including The East German Investment Trust PLC, Action Computer Supplies Holdings PLC, Henderson Technology Trust PLC, The Personal Number Company PLC and Second London American Growth Trust PLC, all of which are publicly traded companies. From 1973 to 1991, he was a founder and director of Abingworth Management Holdings, Ltd., a company that provided venture capital investment management services.

         RANDEL R. YOUNG has been a director since May 7, 1996. Mr. Young currently serves as vice president and assistant general counsel for an NYSE energy company, based in Houston, Texas. From April 1991 to October 1993, Mr. Young was an attorney in his own Houston law firm. From October 1993 to December 1995, he was a partner with the New York-based law firm of Haight Gardner Poor & Havens, resident in its Houston office. From December 1995 to April 1996, he was a partner with the law firm of Gardere & Wynne, L.L.P., resident in its Houston office. Mr. Young received his Bachelor of Arts degree, with highest honors, from the University of Houston in 1977. Mr. Young received his law degree, with honors, from the University of Houston Law Center in 1980.

     The Board of Directors recommends a vote "FOR" the election of all of the individuals nominated for election as a director.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information with respect to each director and each executive officer of the Company:


         Name                                       Age                       Position
         ----                                       ---                       --------

Albert F. Richmond (2)                                57                Chairman of the Board and
Houston, Texas                                                         Chief Executive Officer

David A. Terman                                      55                President
The Woodlands, Texas                                                   Director

Mary F. Garner                                       45                Secretary
The Woodlands, Texas

Pamela R. Cooper                                     46                Chief Financial Officer,
Spring, Texas                                                          Treasurer and Controller

Peter F. Dicks (1)(2)                                56                Director
London, England

Randel R. Young (1)(2)                               43                Director
Houston, Texas

----------------------------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee


         Officers are elected by the Board of Directors and serve until their successors are chosen or until their resignation or removal.

         MARY F. GARNER has served as Corporate Secretary of the Company since September 29, 1994, and has been human resources manager of the Company since August 1995. From January 1990 to February 1996, she was Corporate Secretary of Olympic Natural Gas Company, and also served as Office Manager of Olympic Natural Gas Company from June 1986 to July 1995.

         PAMELA R. COOPER has been Treasurer and Controller of the Company since April 1, 1995, and Chief Financial Officer since March 1996. From 1988 to 1995, she was the owner of PRC Consulting, an accounting firm in Dallas, Texas. Ms. Cooper graduated from Southern Methodist University in 1974 with a Bachelor of Business Administration degree.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of December 31, 1998 by (i) each director of the Company, (ii) each Named Executive Officer, (iii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.


                                                                                              Percent
   Name of Beneficial Owner (1)                                      Number of Shares     Beneficially Owned
   ----------------------------                                      ----------------     ------------------

Albert F. Richmond                                                     1,661,650 (2)          27.15%

David A. Terman                                                        1,797,000 (3)          29.36%

Mary F. Garner                                                            35,800 (4)             *

Pamela R. Cooper                                                          30,600 (5)             *

Peter F. Dicks                                                           174,500 (6)           2.85%
23 Bentinck Street
London, W1M 5RL
England

Randel R. Young                                                           37,313 (7)             *
333 Clay Street, Ste. 1800
Houston, Texas 77002

All executive officers and directors as a group                        3,736,863              60.51%

-----------------------
*Less than 1%

(1) Except as otherwise noted, the address of each holder is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

(2) Shares held by Albert F. Richmond and his wife, Linda L. Richmond, as joint tenants with right of survivorship.

(3) Shares held by David A. Terman and his wife, Maura B. Terman, as joint tenants with right of survivorship.

(4) Includes shares held by Mary F. Garner and her husband, James M. Dobson, III, as joint tenants with the right of survivorship. Includes options granted on February 1, 1996 to acquire 2,500 shares and options granted on February 6, 1997 to acquire 1,200 shares, which are immediately exercisable. Does not include options to acquire 7,500 shares granted on February 1, 1996, options to acquire 10,800 shares granted on February 6, 1997, and options to acquire 7,000 shares granted on November 5, 1998, as such options are not exercisable until February 1, 2000, February 6, 2000, and November 5, 2000, respectively.

(5) Includes 4,700 shares held by Charles Schwab, as Custodian of IRA. Includes options granted on February 1, 1996 to acquire 2,500 shares and options granted on February 6, 1997 to acquire 1,200 shares, which are immediately exercisable. Does not include options to acquire 7,500 shares granted on February 1, 1996, options to acquire 10,800 shares granted on February 6, 1997, and options to acquire 10,000 shares granted on November 5, 1998, as such options are not exercisable until February 1, 2000, February 6, 2000, and November 5, 2000, respectively.

(6) Includes options to acquire 24,500 shares of Common Stock exercisable immediately.

(7) Includes 5,491 shares held by Randel R. Young, Trustee for Brian C. Young Trust; 7,322 shares held by Randel R. Young, Trustee for Shannon
         E. Young Trust; and options to acquire 24,500 shares of Common Stock exercisable immediately. Mr. Young disclaims beneficial ownership of the shares held in trust.


         The Board of Directors met three times during fiscal year 1998. During such twelve-month period, each incumbent director of the Company attended 100% of (a) meetings of the Board of Directors held during his tenure and (b) meetings held by committees of the Board on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and employees of the Company and administers the Company's 1996 Incentive Plan. The Compensation Committee currently is comprised of Messrs. Dicks, Richmond and Young. The Committee met two times during fiscal year 1998.

         Audit Committee. The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and reviews the scope of any fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. Messrs. Dicks and Young currently serve on this Committee. This Committee met one time in fiscal year 1998.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based on a review of Forms 3, 4, and 5 furnished to the Company, all of the Company's officers and directors and beneficial owners of ten percent of the Company's common stock were in compliance with the reporting requirements of Section 16(a) during the fiscal year ended December 31, 1998.

COMPENSATION OF DIRECTORS

         Directors who are not officers and employees of or consultants to the Company receive compensation of $1,000 per board meeting and $500 for each committee meeting on which such director serves. Directors' expenses for attending meetings are reimbursed by the Company.

EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 1998, 1997, and 1996, with respect to the Company's Chief Executive Officer, Mr. Richmond, and President, Mr. Terman

(collectively, the "Named Executive Officers"). No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended December 31, 1998.


                                                              Annual                             Long Term
                                                           Compensation        Bonus           Compensation
                                                           ------------        -----           ------------
                                                                                                Securities
                                         Fiscal Year                                            Underlying
         Name and Principal                 Ended             Salary                             Options/
              Position                     Dec. 31             ($)                                SARs(#)
              --------                     -------             ---                                -------
Albert F. Richmond,                         1998            $ 125,000            --                 --
Chairman of the Board and                   1997            $ 125,000            --                 --
Chief Executive Officer                     1996            $ 125,000            --                 --

David A. Terman,                            1998            $ 125,000            --                 --
President and Director                      1997            $ 125,000          $20,000              --
                                            1996            $ 125,000            --                 --


         The Company has never issued options to the named executive officers. Thus, no options were granted to or exercised by the named executive officers during 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Peter F. Dicks, Albert F. Richmond and Randel R. Young. Mr. Richmond serves as the CEO of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 2, 1995, the Company documented past advances from Champion Communications Company, a company wholly owned by Mr. Richmond, made to the Company in 1994 for the acquisition of base stations and related customers by executing and delivering a note in the amount of $3,177,505 at the prime interest rate as published in the Wall Street Journal, and granting a security interest in 1,499 community repeaters secured by a security agreement. On November 15, 1995, $377,925 of the amount payable and $162,075 of accrued interest payable was converted into 400,000 shares of Common Stock at $1.35 per share, which shares were issued on December 15, 1995 to Mr. Richmond and his wife, Linda L. Richmond, David A. Terman and his wife, Maura B. Terman, as trustees of marital trusts, and Elisa and Eileen Terman, the daughters of David Terman. On November 15, 1995, the Company executed a promissory note to Champion Communications Company for the remaining balance of $2,799,581.26. An endorsement to the promissory note signed on August 15, 1996 extended the maturity date to September 30, 2001 and specified 20 quarterly installments commencing March 31, 1997. The Company also executed a security agreement on November 15, 1995, granting Champion Communications Company a first lien security interest in the Company's equipment, including its CRs, its insurance and rights thereunder and any proceeds from the sale, lease or assignment of CR spectrum or spectrum licenses. On March 17, 1997, the principal of $2,799,581.26 and $78,883.70 of accrued interest were paid in full by the Company. Pamela R. Cooper, Chief Financial Officer, Controller and Treasurer of the Company, also serves as an officer of Champion Communications Company.

         In September and October 1997, Albert F. Richmond and David A. Terman each made advances to the Company in the amount of $130,000. The Company executed a promissory note in the amount of $130,000 bearing interest at 10% per annum to each Messrs. Richmond and Terman, payable in full on December 1, 1997. The debt, including accrued interest of $4,495.59 was repaid in full on December 1, 1997.

         Under a management agreement dated July 20, 1995 between the Company and Champion Communications Company, the Company operated a five-channel 800 MHz trunking system licensed to Champion Communications Company. The management agreement expired December 31, 1996 and continued by verbal agreement of the parties on a month-to-month basis. The Company exercised its option and purchased the system for $112,812 on April 1, 1997 after receipt of FCC consent.

         On July 29, 1996, in connection with the Company's initial public offering in Canada, Messrs. Richmond and Terman, the Company and Equity Transfer Services, Inc. entered into an Escrow Agreement pursuant to which Messrs. Richmond and Terman each placed 1,555,200 shares of Common Stock held by them in escrow with Equity Transfer Services, Inc. Fifty percent were released during 1998 and 1997, and the remaining securities are to be released from escrow as follows: 20% on July 31, 1999, and 30% on July 31, 2000. These escrowed shares are included in the Company's earnings per share calculation and are not considered "contingent shares issuable" for accounting purposes.

SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be in writing and received at the Company's executive offices by the Secretary no later than February 15, 2000 in order to be included in the next year's proxy statement.

OUTSTANDING OPTIONS

         As of March 1, 1999, the Company had granted options to its employees and directors to purchase 392,000 shares of its Common Stock under its 1996 Plan. Of these, options to purchase 126,000 shares expired when employees' employment with the Company terminated. As of March 1, 1999, options are held by 21 of its employees and directors.

         Incentive stock options granted to employees and directors are exercisable at $1.00 to $2.75 per share and vest over a five-year period which began February 1, 1996. These options expire 10 years after the date they are granted or 90 days following termination of the optionee's employment with the Company.

         Options to purchase 60,000 common shares during a period of three years expiring on September 25, 1999 were granted to a third party in conjunction with the special warrant offering at the completion of the initial public offering.

         The Company has issued 49,000 non-qualified options to Messrs. Dicks and Young, its Outside Directors. The options vest immediately, 20,000 are exercisable at $2.00 per share, 3,000 are exercisable at $2.75 per share, 3,000 are exercisable at $1.25 per share, 23,000 are exercisable at $1.00 per share, and expire 10 years after the date of grant.

AUDITORS

         BDO Seidman, LLP has been engaged as independent accountants for the purpose of issuing a report on the financial statements of the Company for the year ended December 31, 1998. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from those attending the Meeting.

         The Board of Directors recommends a vote "FOR" the ratification of the Company's auditors.

OTHER BUSINESS

         The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.


                                   By Order of the Board of Directors



                                   -------------------------------------------
                                   Albert F. Richmond, Chief Executive Officer




Dated April 16, 1999
The Woodlands, Texas

                     CHAMPION COMMUNICATION SERVICES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


1.   DIRECTORS -- NOMINEES:

                  01 - PETER F. DICKS                03 - DAVID A. TERMAN

                  02 - ALBERT F. RICHMOND            04 - RANDEL R. YOUNG


                        For                          Withheld
                        All                            All

                      [   ]                           [   ]


                      [   ]     For All Except The Following
                                (List Names or Numbers):


                                ----------------------------

                                ----------------------------

                                ----------------------------


NOTE -- PROXY HOLDERS MAY VOTE IN THEIR
DISCRETION ON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

                                                                        For             Against         Abstain

2.   AUDITORS -- RATIFY APPOINTMENT                                    [   ]             [   ]            [   ]
     OF BDO SEIDMAN, LLP AS INDEPENDENT
     ACCOUNTANTS AND AUDITORS FOR 1999.




                                                                    Dated:                                         , 1999
                                                                           ---------------------------------------
                                                                    Signature(s):
                                                                                  ---------------------------------------

                                                                                  ---------------------------------------

CHAMPION COMMUNICATION SERVICES, INC. ANNUAL MEETING TO BE HELD ON MAY 12, 1999 AT 11:00 A.M. DAYLIGHT SAVINGS TIME.

FOR HOLDERS AS OF MARCH 31, 1999.

PROXY                                                                   PROXY

                     CHAMPION COMMUNICATION SERVICES, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The shareholder of Champion Communication Services, Inc. whose name appears on the reverse side hereof (the "Undersigned") acknowledges receipt of the Notice of Annual Meeting of the Company on May 12, 1999 at 11:00 a.m. DST, and attached proxy statement, and appoints Albert F. Richmond and David A. Terman and each of them the attorneys of the Undersigned, with full power of substitution, for and in the name of the Undersigned, to vote as proxies for the Undersigned according to the number of shares of Common Stock the Undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas, on May 12, 1999, or at any adjournment or adjournments thereof, and to vote all shares of Common Stock of the Company held by the Undersigned and entitled to be voted upon the matters, and in accordance with the instructions, on the reverse side hereof.